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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                SEPTEMBER 7, 2000
                                 Date of Report
                        (Date of earliest event reported)

                             GADZOOX NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             0-26541                                    77-0308899
      ---------------------                ------------------------------------
      (Commission File No.)                (IRS Employer Identification Number)

                               5850 HELLYER AVENUE
                               SAN JOSE, CA 95138
          (Address, including Zip Code, of Principal Executive Offices)

                                  408-360-4950
              (Registrant's Telephone Number, Including Area Code)



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        ITEM 5. OTHER EVENTS

        On September 7, 2000, Gadzoox Networks, Inc., a Delaware corporation, ("Registrant") issued a press release (attached hereto as Exhibit 99.1) announcing that it anticipates lower than expected revenues and to record a reserve for excess inventory in its second fiscal quarter ending September 30, 2000. The information that is set forth in Registrant's press release dated September 7, 2000 is incorporated herein by reference.

        ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.


EXHIBIT
NUMBER        DESCRIPTION
--------      -----------
   99.1       Press Release of Registrant dated September 7, 2000.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 7, 2000      GADZOOX NETWORKS, INC.



                              By:    /s/ CHRISTINE E. MUNSON
                                    ------------------------------------
                                    Christine E. Munson
                                    Chief Financial Officer and
                                    Vice President of Finance and Administration



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
   99.1       Press Release of Registrant dated September 7, 2000.





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